UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2022

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Allbirds, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40963	47-3999983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Montgomery Street
San Francisco, CA 94111
(Address of principal executive offices, including zip code)

(628) 225-4848
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	BIRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Director
On August 12, 2022, Nancy Green notified Allbirds, Inc. (the “Company”) of her resignation from the Company's board of directors (the “Board”), effective immediately. Ms. Green's resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies, or practices.

Appointment of New Director

Ann Freeman was appointed to the Board, effective August 16, 2022, to fill the vacancy created by Ms. Green's resignation. Ms. Freeman will serve as a Class I director and will stand for reelection at the 2025 annual meeting of stockholders. Ms. Freeman will also serve as a member of the Board's Compensation and Leadership Management Committee and the Sustainability, Nomination, and Governance Committee.
Ms. Freeman will receive the Company's standard remuneration for non-employee directors in accordance with the Company's Non-Employee Director Compensation Policy, as described in the Company's proxy statement filed with the Securities and Exchange Commission on April 28, 2022. Ms. Freeman has also executed the Company's standard form of indemnification agreement.

There is no arrangement or understanding between Ms. Freeman and any other persons pursuant to which Ms. Freeman was appointed as a director, and she has no direct or indirect material interest in any transaction required to be disclosed under Item 404(a) of Regulation S-K.

Item 7.01     Regulation FD Disclosure.
A copy of the press release announcing Ms. Freeman's appointment is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 16, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allbirds, Inc.
Dated: August 16, 2022
	By:	/s/ Michael Bufano
Michael Bufano
Chief Financial Officer